Exhibit 10.20
-------------

                        BORG-WARNER SECURITY CORPORATION

                                SECOND AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                                  AND CONSENT

          This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this "Amendment") is dated as of May 10, 1999 and entered into by and among Borg-Warner Security Corporation, a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), Canadian Imperial Bank of Commerce, as Documentation Agent (the "Documentation Agent"), NationsBank, N.A., as Syndication Agent (the "Syndication Agent") and Bankers Trust Company, as Administrative Agent for Lenders ("Agent"), and, for purposes of Section 5 hereof, the Credit Support Party (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 30, 1998 (as heretofore amended, the "Credit Agreement"), by and among Company, Lenders, Documentation Agent, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) release amounts held in a blocked account pursuant to Section 5.13 of the Credit Agreement on the terms and conditions described herein, (ii) permit the making of certain Restricted Junior Payments, (iii) amend certain defined terms,
(iv) amend Section 2.2A of the Credit Agreement to change the basis on which the rate of interest payable on the Loans is determined and (v) make certain other amendments as set forth below;

          WHEREAS, Company has been released from indemnity obligations owing to Mustang Holdings, Inc. and Company desires to exchange those certain Mustang Holdings, Inc. promissory notes (the "Mustang Notes"), which were delivered to the Collateral Agent to secure the Loans under the Credit Agreement, for 312,500 shares of the stock of the purchaser (the "Purchaser") of Pony Express, Inc.;

          WHEREAS, Lenders desire to release without replacement the Mustang Notes held by the Collateral Agent pursuant to the Company Pledge Agreement to secure the Loans under the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1: Certain Defined Terms

          A. The definition of "Commitment Fee Percentage" is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

               "(Commitment Fee Percentage) means the per annum Commitment Fee Percentage set forth in the table below opposite Company's Pro Forma Consolidated Leverage Ratio as set forth in the Margin Determination Certificate delivered pursuant to subsection 5.1(xvii) of the Credit Agreement, any required adjustment to become automatically effective on the next succeeding Business Day following receipt by the Administrative Agent of such Margin Determination Certificate:

               Pro Forma Consolidated Leverage Ratio              Commitment Fee
               -------------------------------------              Percentage
                                                                  --------------
               Equal to or greater than 3.00:1.00                 0.50%

               Equal to or greater than 2.50:1.00 but less than   0.375%
               3.00:1.00

               Equal to or greater than 2.00:1.00 but less than   0.325%
               2.50:1.00

               Less than 2.00:1.00                                0.25%

          ; provided however for the period (i) from March 25, 1999 until the Second Amendment Effective Date, the Commitment Fee Percentage shall be the rate in effect under the Credit Agreement immediately prior to the Second Amendment Effective Date and (ii) commencing on the Second Amendment Effective Date through the date on which Company delivers the first Margin Determination Certificate pursuant to subsection 5.1(xvii) of the Credit Agreement, the Commitment Fee Percentage shall be the rate determined in accordance with the Margin Determination Certificate delivered on the Second Amendment Effective Date.

               If Company fails to deliver a Margin Determination Certificate by the time required by subsection 5.1(xvii), from such time the Margin Determination Certificate was required to be delivered until delivery of such Margin Determination Certificate, the Commitment Fee Percentage shall be automatically adjusted to the highest rate provided in the above table."

          B. Subsection 1.1 of the Credit Agreement is hereby amended by adding the definition of "Margin Determination Certificate" in appropriate alphabetical order as follows:

          " 'Margin Determination Certificate' means a certificate substantially in the form annexed hereto as Exhibit XV delivered to Lenders by Company pursuant to subsection 5.1(xvii)."

          C. Subsection 1.1 of the Credit Agreement is hereby amended by adding the definition of "Pro Forma Consolidated Leverage Ratio" in appropriate alphabetical order as follows:

          " 'Pro Forma Consolidated Leverage Ratio' means the ratio of Net Funded Debt, after giving effect to any Restricted Junior Payment made, and any Funded Debt incurred in connection with any such Restricted Junior Payment, pursuant to clauses (iv) or (v) of subsection 6.5, as of the date of the Margin Determination Certificate, to Consolidated Adjusted EBITDA as set forth in Company's most recent Compliance Certificate."

          D. Subsection 1.1 of the Credit Agreement is hereby amended by adding the definition of "Second Amendment Effective Date" in appropriate alphabetical order as follows:

          " 'Second Amendment Effective Date' means the date the Second Amendment to Amended and Restated Credit Agreement dated as of May 10, 1999 became effective pursuant to the terms thereunder."

          1.2 Amendments to Section 2: Amounts and Terms of Commitments and Loans; Notes; Letters of Credit

          A. Subsection 2.2A of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing such subsection with the following:

          "A. Rate of Interest. Subject to the provisions of subsection 2.6, each Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate; provided that nothing herein shall entitle any Lender to charge or receive interest in excess of the maximum rate allowed by applicable law. The applicable basis for determining the rate of interest shall be selected by Company initially at the time a Notice of Borrowing is given pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

               On or after the Second Amendment Effective Date through maturity, the Loans shall bear interest (except as provided for in the last sentence of this subsection 2.2A) as follows:

               (i) if a Base Rate Loan, then at the sum of the Base Rate plus the applicable Base Rate margin (the "Base Rate Margin") set forth in the table below; or

               (ii) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the applicable Eurodollar Rate margin (the "Eurodollar Rate Margin") set forth in the table below:

             Pro Forma Consolidated                     Base Rate    Eurodollar
             Leverage Ratio                             Margin       Rate Margin
             ----------------------                     ---------    -----------
             Equal to or greater than 3.00:1:00         1.00%        2.00%

             Equal to or greater than 2.50:1.00         0.75%        1.75%
             but less than 3.00:1.00

             Equal to or greater than 2.00:1.00         0.50%        1.50%
             but less than 2.50:1.00

             Less than 2.00:1.00                        0.00%        1.00%

          ; provided however for the period (i) from March 25, 1999 until the Second Amendment Effective Date, the Loans shall bear interest at the rate in effect under the Credit Agreement immediately prior to the Second Amendment Effective Date and (ii) commencing on the Second Amendment Effective Date through the date on which Company delivers the first Margin Determination Certificate pursuant to subsection 5.1(xvii) of the Credit Agreement, the Loans shall bear interest determined in accordance with the Margin Determination Certificate delivered on the Second Amendment Effective Date.

               The applicable Base Rate Margin or the applicable Eurodollar Rate Margin shall be the Base Rate Margin or the Eurodollar Rate Margin, as the case may be, set forth in the table above opposite Company's Pro Forma Consolidated Leverage Ratio as set forth in the Margin Determination Certificate delivered pursuant to subsection 5.1(xvii) of the Credit Agreement, any required adjustment to become automatically effective on the next succeeding Business Day following receipt by the Administrative Agent of such Margin Determination Certificate. If Company fails to deliver a Margin Determination Certificate by the time required by subsection 5.1(xvii), from such time the Margin Determination Certificate was required to be delivered until delivery of such Margin Determination Certificate, the Base Rate Margin and the Eurodollar Rate Margin shall automatically be adjusted to the highest rate provided in the above table."

          1.3  Amendment to Section 5: Company's Affirmative Covenants

          A. Subsection 5.1 of the Credit Agreement is hereby amended by deleting the word "and" from the end of clause (xv) thereof, by deleting the period and adding "; and" at the end of clause (xvi) thereof, and by adding a new clause (xvii) as follows:

          "(xvii) a Margin Determination Certificate (a) together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above and (b) in the event that Company or any of its Subsidiaries shall, directly or indirectly, make a Restricted Junior Payment in excess of $10,000,000 pursuant to clauses (iv) or (v) of subsection 6.5, by noon of the third succeeding Business Day."

          B. Section 5.13 of the Credit Agreement is hereby amended by deleting such section in its entirety and by replacing such text with the phrase "Intentionally Omitted."

          1.4  Amendments to Section 6: Company's Negative Covenants

          A. Subsection 6.5 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (iii) thereof, by adding the word "and" at the end of clause (iv) thereof and by adding a new clause (v) as follows:

          "(v) in addition to the number of shares of Common Stock permitted to be repurchased pursuant to subsection 6.5(ii) above, Company may make Restricted Junior Payments to repurchase 4,350,000 shares of Common Stock from MLCP and its affiliates at a repurchase price which does not exceed $18.375 per share plus declared and unpaid dividends thereon;"

          B. Subsection 6.6A of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing such subsection with the following:

          "A. Interest Coverage Ratio. Company will not permit its Interest Coverage Ratio as of the last day of each fiscal quarter for the four consecutive preceding fiscal quarters ended on such date to be less than 3.00:1.00."

          1.5  Amendments to Exhibits: Margin Determination Certificate

          A. The Credit Agreement is hereby amended by adding an Exhibit XV to the Credit Agreement in the form of Exhibit A to this Amendment.

          Section 2.  CONSENT

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained and notwithstanding anything to the contrary contained in subsections 6.7(iii) and
6.9 of the Credit Agreement, Lenders hereby consent to (i) the transfer of the Mustang Notes in exchange for 312,500 shares of the Purchaser's stock and (ii) the release without replacement of the Mustang Notes held by the

Collateral Agent pursuant to the Company Pledge Agreement to secure the Loans under the Credit Agreement.

          Section 3.  CONDITIONS TO EFFECTIVENESS

          Section 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

          A. On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

          1. Signature and incumbency certificates of its officers executing this Amendment;

          2.   Executed copies of this Amendment;

          3. Executed Officers' Certificate stating that as of the Second Amendment Effective Date and after giving effect on a pro forma basis to (i) the repurchase of 4,350,000 shares of the Company's Common Stock at a repurchase price of up to $18.375 per share plus declared but unpaid dividends thereon and (ii) the tender of all of the Company's outstanding Senior Subordinated Notes at a tender price which does not exceed 116% of the principal amount thereof, plus accrued and unpaid interest thereon, and in each case, any debt incurred or fees and expenses paid in connection therewith, the Company is in pro forma compliance with its financial covenants;

          4. A Margin Determination Certificate for the fiscal period ending March 31, 1999;

          5. Receipt by the Company of any necessary consents from the holders of Senior Subordinated Notes that permit the repurchase of 4.35 million shares of the Company's Common Stock and Senior Subordinated Notes; and

          6. Receipt by each of the Lenders executing this Amendment of an amendment fee in an amount equal to % of such Lender's Commitment.

          B. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

          C. Requisite Lenders shall have executed and delivered copies of this Amendment to Administrative Agent.

          Section 4.  COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

          C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          Section 5.  ACKNOWLEDGEMENT AND CONSENT

          Company is a party to the Company Pledge Agreement, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Borg-Warner Protective Services Corporation (the "Credit Support Party") has (i) guarantied the Obligations pursuant to the Borg-Warner Subsidiary Guaranty and (ii) pledged certain Collateral to Administrative Agent to secure the obligations of such subsidiary under such guaranty pursuant to the Borg-Warner Subsidiary Pledge Agreement. Company and such subsidiary are collectively referred to herein as the "Credit Support Parties", and the Borg-Warner Subsidiary Guaranty and/or the Borg-Warner Subsidiary Pledge Agreement and Company Pledge Agreement are collectively referred to herein as the "Credit Support Documents".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 6.  MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                        BORG-WARNER SECURITY CORPORATION

                        By:
                           -----------------------------
                        Title:
                              --------------------------

                        BORG-WARNER PROTECTIVE SERVICES CORPORATION, (for purposes of Section 5 only) as a Credit Support Party

                        By:
                           -----------------------------
                        Title:
                              --------------------------

                        BANKERS TRUST COMPANY, Individually and as
                        Administrative Agent

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        CIBC INC.,
                        individually and as Documentation Agent

                        By:
                           -----------------------------
                        Title:
                              --------------------------

                        NATIONSBANK, N.A.,
                        individually and as Syndication Agent

                        By:
                           -----------------------------
                        Title:
                              --------------------------

                        ABN AMRO BANK, N.V., CHICAGO BRANCH

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        ARAB BANKING CORPORATION

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        BANK OF HAWAII

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        THE BANK OF NEW YORK

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        BANQUE PARIBAS

                        By:
                           -----------------------------
                        Title:
                              --------------------------

                        CREDIT AGRICOLE INDOSUEZ

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        COMMERCIAL LOAN FUNDING TRUST I

                        By: Lehman Commercial Paper Inc., not in its individual capacity but solely as administrative agent.

                             By:  ___________________________________
                             Name:  Michele Swanson
                             Title:  Authorized Signatory

                        THE FUJI BANK, LIMITED
                        CHICAGO BRANCH

                        By:
                           -----------------------------
                        Title:
                              --------------------------

                        IMPERIAL BANK

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                        By:
                           -----------------------------
                        Title:
                              --------------------------

                        MERCANTILE BANK NATIONAL ASSOCIATION

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        MERITA BANK

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        UNITED WORLD CHINESE COMMERCIAL BANK, LOS ANGELES AGENCY

                        By:
                           -----------------------------
                        Title:
                              --------------------------


                        TORONTO DOMINION (TEXAS), INC.

                        By:
                           -----------------------------
                        Title:
                              --------------------------